UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005
______________

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-15789	22-3499261
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Craig Road, Suite 201, Manalapan, New Jersey 07726
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (732) 866-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Section 2- Financial Information

Item 2.02. Results of Operations and Financial Condition.

On January 13, 2005, Stratus Services Group, Inc. issued a press release announcing it has entered into a formal Payment Plan Agreement with the California Employment Development Department. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)Exhibits:

Exhibit No.	Description

99.1	Press Release, dated January 13, 2005 of Stratus Services Group, Inc.
Re: Payment Plan Agreement with California Employment Development Department

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS SERVICES GROUP, INC.
(REGISTRANT)

By: /S/ Joseph J. Raymond
Joseph J. Raymond
President and Chief Executive Officer

Date: January 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 13, 2005 of Stratus Services Group, Inc.
Re: Payment Plan Agreement with California Employment Development Department